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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: May 15, 1997

                             BRISTOL HOTEL COMPANY
                          14285 Midway Road, Suite 300
                              Dallas, Texas 75244
                                  972-391-3910

                          Commission File No. 1-14062

  Incorporated in Delaware                                 IRS No. 75-2584227

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ITEM 5.  OTHER EVENTS

         Bristol Hotel Company (the "Parent Company") is the issuer of its 11.22% Senior Notes due 2000 in the original principal amount of $70 million (the "Senior Notes"). The Senior Notes are guaranteed by Bristol Hotel Asset Company (the "Company"), a wholly owned subsidiary of the Parent Company. The financial statements of Bristol Hotel Asset Company for the three months ended March 31, 1997 and 1996 are attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Financial statements of Bristol Hotel Asset Company.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        BRISTOL HOTEL COMPANY


DATE:  May 15, 1997                     BY: /s/ Jeffrey P. Mayer
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                                            Jeffrey P. Mayer
                                            Senior Vice President and Chief
                                            Financial Officer

                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER                     DESCRIPTION
      ------                     -----------
       99.1              Financial statements of Bristol Hotel Asset Company.



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